Exhibit 21.1

LIST OF SUBSIDIARIES

Name	Jurisdiction of Organization
Hines Global REIT Properties LP	Delaware
Hines-Laser UK Venture I S.Á.R.L. (Lux)	Luxembourg
Hines Global REIT Hock Plaza I LLC	Delaware
Hines Global REIT Southpark Center II GP LLC	Delaware
Hines Global REIT Southpark Center II LP	Delaware
Hines Global REIT 50 South Sixth LLC	Delaware
HGR International Investment Manager LLC	Delaware
Hines Global REIT Moscow Holdings I LLC	Delaware
Finmos Ltd.	Cyprus
Dolorous Ltd.	Cyprus
ZAO FM Logistic (SEVO)	Russia
Hines Global REIT Moscow Holdings II LLC	Delaware
Fibersoft Limited	Cyprus
Maxrange Limited	Cyprus
OOO Gogolevsky 11	Russia
Hines Global REIT 250 Royall LLC	Delaware
Hines Global REIT Marlborough Campus I LLC	Delaware
Hines Global REIT Marlborough Campus II LLC	Delaware
Hines Global REIT Marlborough Holdings LLC	Delaware
Hines Global REIT Services Holdings, Inc.	Delaware
Hines Global REIT 100/140 Fourth Ave Services, Inc.	Delaware
Hines Global REIT Marlborough Campus Services, Inc.	Delaware
Hines Global REIT 100/140 Fourth Ave LLC	Delaware
Hines Global REIT Ashford Bridge Lender LLC	Delaware
Hines Global REIT Ashford Equity LLC	Delaware
Hines Global REIT Ashford Lender LLC	Delaware
Hines Global REIT One Waterwall Partner LLC	Delaware
Hines One Waterwall Holdings LP	Delaware
Hines One Waterwall GP LLC	Texas
Hines One Waterwall LP	Texas
Hines Global REIT 9320 Excelsior LLC	Delaware
Hines Global REIT Debt Fund Services, Inc.	Delaware
Hines Global REIT Debt Fund Holdings LLC	Delaware
Hines Global REIT Poland Finco LLC	Delaware
Hines Global REIT Poland Logistics Holdings I LLC	Delaware
HGR Poland Holdings GP LLC	Delaware
HGR Vienna Holdings LP	Delaware
HGR Trajan Holdings LP	Delaware
HGR Nero Holdings LP	Delaware
Piran Investments Sp. z o.o.	Poland
Piran Investments Sp. z o.o. Geneva SJ	Poland
Piran Investments Sp. z o.o. Titus SJ	Poland
Piran Investments Sp. z o.o. Trajan SJ	Poland
Piran Investments Sp. z o.o. Hadrian SJ	Poland
Eaglestone Sp. z o.o. Vienna SJ	Poland

Name	Jurisdiction of Organization
Hines Global REIT Australia Holdco LLC	Delaware
Hines Global REIT Australia Holdings Trust	Australia
Hines Global REIT Brookes Trust	Australia
Hines Global REIT 550 Terry Francois LP	Delaware
Hines Global REIT 550 Terry Francois GP LLC	Delaware
Hines Global REIT Minnesota Retail I LLC	Delaware
Galleria Shopping Center LLC	Minnesota
Hines Global REIT Ann Trust	Australia
Ponce & Bird Miami Development LLC	Delaware
Hines Ponce & Bird Holdings LP	Delaware
Hines Global REIT Ponce & Bird Partner LLC	Delaware
Hines Global REIT Siemensstrase 7 LLC	Delaware
Hines Global REIT Victoria Trust	Australia
Galleria Parking Ramp LLC	Minnesota
GREIT European Holdings II LLC	Delaware
One Westferry Circus S.a.r.l	Luxembourg
Global REIT Westferry HoldCo S.a.r.l	Luxembourg
Hines Global REIT 1 Westferry Holdings LLC	Delaware
Eaglestone sp. z o. o.	Poland
Hines Global REIT Riverside Center LLC	Delaware
Hines Global REIT Riverside Services, Inc.	Delaware
Hines Global REIT Campus Playa Vista LP	Delaware
Hines Global REIT Campus Playa Vista GP LLC	Delaware
Hines Global REIT Playa Services, Inc.	Delaware
Global REIT PD S.a.r.l.	Luxembourg
GREIT France 1	Paris
SCI GREIT Paris 1	Paris
GREIT ICR Services Inc.	Delaware
ICR Services S.a.r.l.	Luxembourg
PD ICR	Nanterre
Hines Global REIT 4875 Town Center LLC	Delaware
Hines Global REIT 2615 Med Center Parkway LLC	Delaware
Hines Global REIT 2300 Main Street LP	Delaware
Hines Global REIT 2300 Main Street GP LLC	Delaware
Hines Global REIT 55M Street LLC	Delaware
Hines Global REIT San Anotonio Retail I GP LLC	Delaware
Hines Global REIT San Anotonio Retail I LP	Delaware
Hines Global REIT Cabot Square Holdings LLC	Delaware
Global REIT Cabot Square HoldCo S.a.r.l.	Luxembourg
Cabot Square Retail S.a.r.l.	Luxembourg
25 Cabot Square S.a.r.l.	Luxembourg
Hines Global REIT Bourke Trust	Australia
Hines Global REIT Summit Holdings LLC	Delaware
Hines Global REIT 320 108th Ave LLC	Delaware
Hines Global REIT Summit Services Inc.	Delaware
Albelia Holdinsgs Limited	Cyprus
NC Office sp. z o.o	Poland
NCDP sp. z o.o	Poland
HGR Bellevue REIT Holdings, LLC	Delaware